SECOND AMENDMENT AGREEMENT
                           --------------------------


     THIS SECOND AMENDMENT AGREEMENT (this "Second Amendment") is entered into as of October 7, 2005 by and between Factory Card Outlet of America Ltd., an Illinois corporation ("Borrower"), the lenders signatory hereto ("Lenders") and Wells Fargo Retail Finance II, LLC (formerly known as Wells Fargo Retail Finance, LLC), as agent for the Lenders (in such capacity, "Agent").

                                  Introduction
                                  ------------

     Borrower, Agent and Lenders are parties to a Loan and Security Agreement dated as of April 9, 2002 (the "LSA") and the First Amendment Agreement dated as of April 9, 2004 (the "First Amendment," and, together with the LSA, and each as amended hereby and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which the Lenders have agreed to make certain revolving credit advances and to provide certain other financial accommodations to Borrower.

     Borrower and Agent are also parties to a Fee Letter dated as of April 9, 2002 (the "Fee Letter") pursuant to which Borrower has agreed to pay the Agent certain fees in connection with the transactions contemplated by the Loan Agreement.

     Borrower has requested certain amendments to the Loan Agreement and the Fee Letter. Agent and Lenders are willing to so amend the Loan Agreement and the Fee Letter, but only on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties signatory hereto agree as follows.

     1.   Amendments to the Loan Agreement.

          (a)  Section 1.1 of the Loan Agreement is hereby amended as follows:

               (i) The definition of "Applicable Prepayment Premium" is hereby amended and restated in its entirety as follows:

               "Applicable Prepayment Premium" means, as of any date of determination, an amount equal to (a) during the period of time from and including the date of the execution and delivery of this Second Amendment up to and including October 31, 2006, 0.25% times the sum of
          (i) the Maximum Revolver Amount, plus (ii) 102% of the aggregate amount of all undrawn Letters of Credit on the date immediately prior to the date of determination, (b) during the period of time from November 1, 2006 up to and including March 30, 2007, 0.15% times the sum of (i) the Maximum Revolver Amount, plus (ii) 102% of the aggregate amount of all undrawn Letters of Credit on the date immediately prior to the date of determination, and (c) after April 1, 2007, $0.

               (ii) The definition of "LIBO Rate Margin" is hereby amended and restated in its entirety as follows:

               "LIBO Rate Margin," at any date of determination, shall be determined by reference to the Borrower's average daily Test Availability during the three full calendar months ending before such date as follows:

          Average Test Availability                      LIBO Rate Margin
          -------------------------                      ----------------

          Greater than or equal to $15,000,000           1.25%

          Greater than or equal to $5,000,000            1.50%
          but less than $15,000,000

          Less than $5,000,000                           1.75%

          For purposes of determining the applicable LIBO Rate Margin, if Borrower's Test Availability drops below the applicable Test Availability tier set forth in the table above for up to three (3) consecutive calendar days in any given month, the Test Availability on such calendar day(s) will not be included in calculating the average Test Availability; provided, however, that should the Test Availability drop below the applicable Test Availability tier set forth in the table above for up to three (3) consecutive calendar days on more than one occasion in any given month, only one such occasion (as selected by the Agent in its Permitted Discretion) will be eliminated from the calculation of Test Availability during such month."

               (iii) The definition of "Loan Documents" is hereby amended by inserting the words "the Second Amendment," after the words "the First Amendment," in such definition.

               (iv) The definition of "Maximum Revolver Amount" is hereby amended and restated in its entirety as follows:

               "Maximum Revolver Amount" means $30,000,000, subject to increase (to a maximum amount of $45,000,000) pursuant to Section 2.1(e) hereof."

               (v) The following new definitions are hereby inserted in the appropriate alphabetical order as follows:

               "Availability Block" means $3,000,000 at all times.

               "Second Amendment" means the Second Amendment to Loan and Security Agreement dated as of October 7, 2005 by and between Borrower and the Lender.

               "Test Availability" means the sum of Availability (without regard to any limit imposed by the Maximum Revolver Amount) plus the Availability Block."

          (b) Section 2.1(a) of the Loan Agreement is hereby amended by deleting the existing definition of "Borrowing Base" and replacing it with the following:

               "(A) the lesser of

                    (I) $2,000,000, or

                    (II) 85% of the amount of Eligible Credit Card Accounts less the amount if any, of the Dilution Reserve plus
                    ----

               (B) during the Seasonal Period, the lesser of (i) 70% of the Cost value of Eligible Inventory plus 50% of the Cost value of Eligible In-Transit Inventory or (ii) 90% of the then-extant Net Retail Liquidation Value of Eligible Inventory, or (2) at all other times during the term of this Agreement, the lesser of (i) 65% of the Cost value of Eligible Inventory plus 65% of the Cost value of Eligible In-Transit Inventory or (ii) 85% of the then-extant Net Retail Liquidation Value of Eligible Inventory plus 85% of the then-extant Net Retail Liquidation Value of Eligible In-Transit Inventory

                    minus
                    -----

               (C) the sum of the Availability Block plus the aggregate amount of any other Reserves, if any, established by Agent."

          (c) Section 2.1 of the Agreement is hereby amended by inserting the following new Section 2.1(e):

          "(e) Increase in Revolving Credit Commitment.

               (i) At any time prior to the date that is one calendar year before the Maturity Date, Borrower may request increases in the Revolver Commitment and the Maximum Revolver Amount (each, a "Requested Commitment Increase"); provided that (i) in no event shall the aggregate amount of the Requested Commitment Increases exceed $15,000,000, (ii) each such Requested Commitment Increase shall be in a minimum principal amount of $5,000,000,
     (iii) no Default or Event of Default shall have occurred and be continuing or would result from the proposed Requested Commitment Increase, (iv) each such Requested Commitment Increase shall be in writing and shall be delivered to the Agent no fewer than ten (10) Business Days prior to the requested effective date of the Requested Commitment Increase, (v) Borrower shall have delivered to Agent such documents, instruments and/or legal opinions as reasonably requested by the Agent, and (vi) the Borrower shall have demonstrated pro forma compliance with all financial covenants set forth in Section 6 before and after giving effect to such Requested Commitment Increase. The Agent shall promptly give notice of such requested increase to the Lenders. The Agent shall determine, in its Permitted Discretion, whether the Borrower has satisfied the conditions to a Requested Commitment Increase and shall promptly notify the Borrower and Lenders of the Agent's determination.

               (ii) Immediately upon the completion of each Requested Commitment Increase, (A) the amount designated as the Maximum Revolver Amount in
     Section 1.1 hereof shall be deemed to be increased by the amount of the Requested Commitment Increase for all purposes of this Agreement and the other Loan Documents, and (B) the outstanding Advances will be reallocated on the effective date of such Requested Commitment Increase among the Lenders in accordance with their revised Commitments (and the Lenders having a Revolver Commitment agree to make all payments and adjustments necessary to effect such reallocation).

          (d) Section 2.3(a) of the Agreement is hereby amended and restated as follows:

          "(a) Procedure for Borrowing. Each Borrowing shall be made by an irrevocable written request by an Authorized Person delivered to Agent by electronic mail, which notice must be received by Agent no later than 1:00 p.m. (Boston, Massachusetts time) on the Business Day prior to the date that is the requested Funding Date in the case of a request for an Advance specifying (i) the amount of such Borrowing, and (ii) the requested Funding Date, which shall be a Business Day; provided, however, that in the case of a request for Swing Loan in an amount of $250,000, or less, such notice will be timely received if it is received by Agent no later than 1:00 p.m. (Boston, Massachusetts time) on the Business Day that is the requested Funding Date. At Agent's election, in lieu of delivering the above-described written request, any Authorized Person may give Agent telephonic notice of such request by the required time, with such telephonic notice to be confirmed in writing within 24 hours of the giving of such notice."

          (e) Section 2.6(b) of the Loan Agreement is hereby amended and restated as follows:

          "(b) Letter of Credit Fee. Borrower shall pay Agent (for the ratable benefit of the Lenders with a Revolver Commitment, subject to any letter agreement between Agent and individual Lenders), a Letter of Credit fee (in addition to the charges, commissions, fees, and costs set forth in Section 2.12) which shall accrue at a rate equal to (x) the Base LIBO Rate Margin times the Daily Balance of the undrawn amount of all outstanding standby Letters of Credit and (y) the applicable LIBO Rate Margin less 0.25% times the Daily Balance of the undrawn amount of all outstanding documentary Letters of Credit."

          (f) Section 2.12(e) of the Loan Agreement is hereby amended and restated as follows:

          "(e) Any and all charges, commissions, fees, and costs incurred by the Issuing Lender relating to Underlying Letters of Credit shall be Lender Group Expenses for purposes of this Agreement and immediately shall be reimbursable by Borrower to Agent for the account of the Issuing Lender."

          (g) Section 3.4 of the Loan Agreement is hereby amended by deleting the words "April 9, 2007 (the "Maturity Date")" and inserting in lieu thereof the words "October 31, 2008 (the "Maturity Date")."

          (h) Section 4.8 of the Loan Agreement is hereby amended and restated as follows:

          "4.8 Right to Inspect; Inventories, Appraisals and Audits. Agent and each Lender (through any of their respective officers, employees, or Agent) shall have the right, from time to time hereafter and upon reasonable notice to Borrower, to inspect the Books and to check, test, and appraise the Collateral in order to verify Borrower's financial condition or the amount, quality, value, condition of, or any other matter relating to, the Collateral. Without limiting the generality of the foregoing:

               (a) At Borrower's expense, third parties acceptable to Agent shall conduct physical inventories at all of Borrower's store locations once per fiscal year and at its distribution center from time to time consistent with existing practices on the Closing Date. Agent, at the expense of Borrower, may participate in and/or observe each physical count and/or inventory of so much of the Collateral as consists of Inventory which is undertaken on behalf of Borrower. Without limiting any provision of this Agreement, Agent may establish or expand the Availability Reserves and Inventory Reserves based on the results of such physical inventories.

               (b) Agent from time to time, but not more often than three times per fiscal year if no Event of Default has occurred and is continuing, may obtain or conduct (in all events, at Borrower's expense) appraisals conducted by such appraisers as are satisfactory to Agent.

               (c) Agent from time to time, but not more often than three times per fiscal year if no Event of Default has occurred and is continuing, may conduct (at Borrower's expense) a commercial financial audit of Borrower's Books; provided, however, that such audits may occur more frequently if an Event of Default has occurred and is continuing and; and further provided, however, that so long as no Event of Default exists and Borrower's Test Availability is greater than or equal to $10,000,000 at all times, Agent and each Lender (through any of their respective officers, employees, or Agent) shall have the right, no more than once per fiscal year and upon reasonable notice to Borrower, to conduct a commercial finance audit (at Borrower's expense) of Borrower's Books.

               (d) Agent from time to time (in all events, at Borrower's expense up to an aggregate maximum of $5,000 per fiscal year unless an Event of Default occurs and is continuing, in which event there shall be no such expense cap) may undertake "merchant visits" to all or any of Borrower's business premises and shall provide seven days prior notice of each such visit to Borrower. Agent shall provide Borrower with a copy of any non-company confidential results of such merchant visits upon Borrower's written request."

          (i) Schedule 6.2 of the Loan Agreement is hereby amended by deleting such Schedule 6.2 in its entirety and substituting therefor the Schedule 6.2 attached to this Second Amendment.

          (j) Schedule 7.21 to the Loan Agreement is hereby amended by deleting such Schedule 7.21 in its entirety and substituting therefor the Schedule 7.21 attached to this Second Amendment.

          (k) Schedule 7.22 to the Loan Agreement is hereby amended by deleting such Schedule 7.22 in its entirety and substituting therefor the Schedule 7.22 attached to this Second Amendment.

          (l) Schedule C-1 to the Loan Agreement is hereby amended by deleting such Schedule C-1 in its entirety and substituting therefor the Schedule C-1 attached to this Second Amendment.

     2.   Amendments to Fee Letter.

          (a) The Fee Letter is hereby amended by deleting numbered paragraph 3 thereof and inserting in lieu thereof the following new numbered paragraph 3:

               "3. Standard Collateral Management Fee. The Borrower shall pay the Agent on the first day of each month during the term of the Agreement a monthly standard collateral management fee of $2,000, which fee shall be earned and payable monthly in arrears."

          (b) The Fee Letter is hereby amended by inserting the following new numbered paragraph 5:

               "5. Requested Commitment Increase Fee. Upon the completion of a Requested Commitment Increase pursuant to Section 2.1(e) of the Loan Agreement, the Borrower shall pay to the Agent a fee in an amount equal to .10% of the principal amount of such Requested Commitment Increase."

     3. Conditions Precedent to Second Amendment. The satisfaction of each of the following, unless waived or deferred by Agent, in its sole discretion, shall constitute conditions precedent to the effectiveness of this Second Amendment and each and every provision hereof:

          (a) Agent shall have received this Second Amendment fully executed by each of the parties hereto;

          (b) The representations and warranties in this Second Amendment, the Loan Agreement as amended hereby and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

          (c) No Event of Default shall have occurred and be continuing on the date hereof, nor shall any Default or Event of Default result from the consummation of the transactions contemplated herein;

          (d) No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against Borrower, Agent or any Lender; and

          (e) Agent shall have received payment in full of its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this Second Amendment.

     4. Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that:

          (a) The execution, delivery, and performance of this Second Amendment and the Loan Agreement are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, and do not, and will not, contravene in any material respect any provision of any material Requirement of Law or material obligation of Borrower;

          (b) This Second Amendment has been duly executed and delivered by Borrower;

          (c) This Second Amendment and the Loan Agreement constitute Borrower's legal, valid, and binding obligation, enforceable against Borrower in accordance with its terms;

          (d) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, as amended hereby, on its part to be observed or performed on or prior to the date hereof;

          (e) No Default or Event of Default has occurred and is continuing; and

          (f) Since January 31, 2005, no Material Adverse Change has occurred.

     5. Reaffirmation. Borrower further reaffirms all of its obligations, as amended hereby, under the Loan Agreement, as amended hereby, and each of the other Loan Documents.

     6. Effect on Loan Agreement. The Loan Agreement and the Fee Letter, each as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Second Amendment shall not operate as a waiver of or, except as expressly set forth herein, as an amendment of, any right, power, or remedy of the Agent or the Lenders under the Loan Agreement or the Fee Letter, each as in effect prior to the date hereof.

     7. Further Assurances. Borrower shall execute and deliver all agreements, documents, and instruments, each in form and substance satisfactory to the Agent, and take all actions as the Lender may reasonably request from time to time, to perfect and maintain the perfection and priority of the security interest in the Collateral held by the Agent, for the benefit of Lenders, and to fully consummate the transactions contemplated under this Second Amendment and the Loan Agreement, as amended hereby.

     8. No Novation; Entire Agreement. This Second Amendment evidences solely the amendment of the terms and provisions of Borrower's obligations under the Loan Agreement and the Fee Letter and is not a novation or discharge thereof. There are no other understandings, express or implied, between the Lender Group and Borrower regarding the subject matter hereof.

     9. Choice of Law. The validity of this Second Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflicts of laws principles.

     10. Counterparts; Telefacsimile Execution. This Second Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Second Amendment by telefacsimile shall be as effective as delivery of a manually executed counterpart of this Second Amendment. Any party delivering an executed counterpart of this Second Amendment by telefacsimile also shall deliver a manually executed counterpart of this Second Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Second Amendment.

     11.  Definitions and Construction.

          (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement, as amended hereby.

          (b) This Second Amendment is a Loan Document. This Second Amendment shall be construed collectively with each of the Loan Agreement and the Fee Letter, and if any term, provision or condition of any of such documents is inconsistent with or contradictory to any term, provision or condition of any other such document, the terms, provisions and conditions of this Second Amendment shall supersede and control the terms, provisions and conditions of the Loan Agreement and the Fee Letter, as applicable. Upon and after the effectiveness of this Second Amendment, (a) each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as modified and amended hereby and (b) each reference in the Fee Letter to "the Fee Letter", "this Fee Letter", "hereunder", "herein", "hereof" or words of like import referring to the Fee Letter, and each reference in the other Loan Documents to "the Fee Letter", "thereunder", "therein", "thereof" or words of like import referring to the Fee Letter, shall mean and be a reference to the Fee Letter as modified and amended hereby.

          (c) Except to the extent expressly amended hereby, the Loan Agreement, the Fee Letter and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect and are hereby in all respects ratified and confirmed. The Loan Agreement, the Fee Letter and all other Loan documents, as amended hereby shall constitute the legal, valid, binding and enforceable obligations of Borrower to Agent and/ or Lenders, as applicable.

          IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment Agreement to be executed as of the date first above written.

                                            BORROWERS:
                                            ----------

                                            FACTORY CARD OUTLET OF
                                            AMERICA LTD.



                                            By: /s/ James D. Constantine
                                                ------------------------
                                                James D. Constantine,
                                                Executive Vice President and
                                                Chief Financial Officer



                                            AGENT AND LENDER:
                                            ----------------

                                            WELLS FARGO RETAIL
                                            FINANCE II, LLC, as Agent and Lender



                                            By: /s/ Robert C. Chakarian
                                                -----------------------
                                                Robert C. Chakarian,
                                                Vice President





                      [Signature Page to Second Amendment]